UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2025

Annaly Capital Management, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-13447	22-3479661
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1211 Avenue of the Americas New York, New York	10036
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (212) 696-0100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	NLY	New York Stock Exchange
6.95% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	NLY.F	New York Stock Exchange
6.50% Series G Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	NLY.G	New York Stock Exchange
6.75% Series I Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	NLY.I	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modifications to Rights of Security Holders.

On August 6, 2025, Annaly Capital Management, Inc. (the “Company”) filed, with the State Department of Assessments and Taxation of the State of Maryland (the “SDAT”), Articles Supplementary (the “Series J Articles Supplementary”) to the charter of the Company classifying and designating 11,500,000 shares of the Company’s authorized common stock, par value $0.01 per share (“Common Stock”), as its 8.875% Series J Fixed-Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series J Preferred Stock”), with the powers, designations, preferences and other rights as set forth therein.

The Series J Articles Supplementary, among other things, provide that the Company will pay cumulative cash dividends on the Series J Preferred Stock when, as and if authorized by the Company’s Board of Directors and declared by the Company. Holders of Series J Preferred Stock will be entitled to receive cumulative cash dividends from and including August 7, 2025 at a fixed rate equal to 8.875% per annum of the $25.00 liquidation preference per share (equivalent to the fixed annual rate of $2.21875 per share). Dividends on the Series J Preferred Stock will be payable quarterly in arrears on the last day of each March, June, September and December, when and as declared, beginning on December 31, 2025 (provided that if any dividend payment date is not a business day, then the dividend which would otherwise have been payable on that dividend payment date may be paid on the next succeeding business day).

The Series J Preferred Stock ranks senior to the Common Stock, with respect to the payment of dividends and rights upon the voluntary or involuntary liquidation, dissolution or winding up of the Company.

The Series J Preferred Stock will not be redeemable before September 30, 2030, except under certain limited circumstances intended to preserve the Company’s qualification as a real estate investment trust (“REIT”) and except upon the occurrence of a Change of Control (as defined in the Series J Articles Supplementary). On or after September 30, 2030, the Company may, at its option, redeem, in whole or in part, at any time or from time to time, the Series J Preferred Stock at redemption price of $25.00 per share, plus any accumulated and unpaid dividends thereon (whether or not authorized or declared) to, but excluding, the redemption date. In addition, upon the occurrence of a Change of Control, the Company may, at its option, redeem some or all of the shares of Series J Preferred Stock, in whole or in part, within 120 days after the first date on which such Change of Control occurred at $25.00 per share plus any accumulated and unpaid dividends thereon (whether or not declared) to, but excluding, the redemption date. The Series J Preferred Stock has no stated maturity, is not subject to any sinking fund or mandatory redemption and will remain outstanding indefinitely unless repurchased or redeemed by the Company or converted into Common Stock in connection with a Change of Control by the holders of Series J Preferred Stock.

Upon the occurrence of a Change of Control, each holder of Series J Preferred Stock will have the right (subject to the Company’s election to redeem the Series J Preferred Stock in whole or in part, as described above, prior to the Change of Control Conversion Date (as defined in the Series J Articles Supplementary)) to convert some or all of the Series J Preferred Stock held by such holder on the Change of Control Conversion Date into a number of shares of the Common Stock per share of Series J Preferred Stock determined by formula, in each case, on the terms and subject to the conditions described in the Series J Articles Supplementary, including provisions for the receipt, under specified circumstances, of alternative consideration.

There are restrictions on ownership of the Series J Preferred Stock intended to preserve the Company’s qualification as a REIT. Holders of Series J Preferred Stock generally have no voting rights, but have limited voting rights if the Company fails to pay dividends for six or more full quarterly dividend periods (whether or not consecutive) and under certain other circumstances.

A copy of the Series J Articles Supplementary and Form of Series J Preferred Stock Certificate are filed as Exhibits 3.1 and 4.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference. The description of the terms of the Series J Articles Supplementary in this Item 3.03 is qualified in its entirety by reference to Exhibit 3.1.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information about the Series J Articles Supplementary set forth under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

Item 8.01. Other Events.

On July 31, 2025, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, BofA Securities, Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, RBC Capital Markets, LLC, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule A thereto (the “Underwriters”), relating to (i) the offer and sale of 10,000,000 shares of the Series J Preferred Stock, and (ii) the grant by the Company to the Underwriters of an option to purchase up to an additional 1,500,000 shares of Series J Preferred Stock (together, the “Shares”). On August 5, 2025, the Underwriters exercised such option to purchase 1,000,000 additional Shares. The issuance and sale of 11,000,000 Shares closed on August 7, 2025. The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and the description of the Underwriting Agreement contained herein is qualified in its entirety by reference to such exhibit.

The offering is being conducted pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-282261). The offering was made pursuant to the prospectus supplement, dated July 31, 2025, and the accompanying prospectus, dated September 20, 2024, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended.

A copy of the opinion of Venable LLP relating to the legality of the issuance and sale of the Shares is attached to this Current Report on Form 8-K as Exhibit 5.1. A copy of the opinion of Hunton Andrews Kurth LLP with respect to certain tax matters is attached to this Current Report on Form 8-K as Exhibit 8.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 31, 2025, by and among Annaly Capital Management, Inc. and the representatives of the several Underwriters listed on Schedule A attached thereto.

3.1	Articles Supplementary to the Charter of Annaly Capital Management, Inc. designating the Company’s 8.875% Series J Fixed-Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share (filed with the SEC as Exhibit 3.25 to the Registrant’s Registration Statement on Form 8-A filed on August 7, 2025 and incorporated herein by reference).

4.1	Form of Series J Preferred Stock Certificate (filed with the SEC as Exhibit 4.10 to the Registrant’s Registration Statement on Form 8-A filed on August 7, 2025 and incorporated herein by reference).

5.1	Opinion of Venable LLP, dated August 7, 2025, regarding the legality of the 8.875% Series J Fixed-Rate Cumulative Redeemable Preferred Stock.

8.1	Opinion of Hunton Andrews Kurth LLP, dated August 7, 2025, regarding certain tax matters.

23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Hunton Andrews Kurth LLP (included in Exhibit 8.1 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ANNALY CAPITAL MANAGEMENT, INC.

Date: August 7, 2025	By:	/s/ Anthony C. Green
		Name:	Anthony C. Green
		Title:	Chief Corporate Officer & Chief Legal Officer

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